UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

07/29/2008

Date of Report (Date of earliest event reported)

SAFECO CORPORATION

(Exact name of registrant as specified in Charter)

WASHINGTON	1-6563	91-0742146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Safeco Plaza, 1001 Fourth Avenue Seattle, Washington	98154
(Address of principal executive officers)	(Zip Code)

(206) 545-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations & Financial Condition

On July 29, 2008, Safeco Corporation issued a news release announcing its financial results for the second quarter of 2008, a copy of which is furnished as Exhibit 99.1

Item 9.01 - Financial Statements & Exhibits

Exhibit 99.1 – Text of news release and supplement dated July 29, 2008.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Safeco Corporation
Registrant

Dated: July 29, 2008	/s/ Kris L. Hill
Kris L. Hill
Vice President, Controller and Principal Accounting Officer